Execution Version 84351035.10 MRC ENERGY COMPANY SECOND AMENDMENT PAGE 1 SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 31, 2023 (the “Second Amendment Effective Date”), by and among MRC ENERGY COMPANY, a Texas corporation (the “Borrower”), the LENDERS party hereto and ROYAL BANK OF CANADA, as resigning administrative agent for the Lenders (in such capacity, the “Resigning Agent”), and TRUIST BANK, as successor administrative agent for the Lenders (in such capacity, the “Successor Agent”). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below). WITNESSETH: WHEREAS, the Borrower, the Resigning Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 18, 2021 (as amended, supplemented or otherwise modified and in effect prior to the Second Amendment Effective Date, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”); WHEREAS, Resigning Agent desires to resign as Administrative Agent under the Credit Agreement and Successor Agent desires to be appointed as Administrative Agent under the Credit Agreement; WHEREAS, immediately following the effectiveness of such resignation and appointment, subject to the terms and conditions set forth herein, the Borrower has requested that the Administrative Agent and the Lenders amend the Existing Credit Agreement in certain respects, subject to the terms and conditions set forth herein, and the Administrative Agent and the Lenders have agreed to such request on the terms and conditions hereinafter set forth; and WHEREAS, the Lenders party hereto constitute at least the Majority Lenders. NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Resigning Agent, the Successor Agent and the Lenders party hereto hereby agree as follows: SECTION 1. Resignation and Appointment. 1.1 Resignation of Resigning Agent. 1.1.1 Pursuant to Section 12.4 of the Credit Agreement, the Resigning Agent hereby resigns as Administrative Agent under the Credit Agreement upon the effectiveness of this Amendment. Upon the effectiveness of such resignation, the Resigning Agent shall be discharged from its duties and obligations as Administrative Agent under the Credit Agreement and the other Loan Documents. Notwithstanding such resignation and the assignment contained in Section 2.1 of this Amendment, the provisions of Article 12 and Section 13.5 of the Credit Agreement shall continue in effect for the benefit of the Resigning Agent in respect of any action taken or omitted

MRC ENERGY COMPANY SECOND AMENDMENT PAGE 2 to be taken by it while it was acting as the Administrative Agent under the Credit Agreement and the other Loan Documents. 1.1.2 The Resigning Agent, in its capacity as a Lender under the Credit Agreement, shall continue to have the same rights and powers under the Credit Agreement and any other Loan Document as any other Lender with respect to its Revolving Credit Commitment Amount and its Loans and may exercise the same notwithstanding its resignation as Administrative Agent under the Credit Agreement. 1.2 Appointment of Successor Agent. Pursuant to Section 12.4 of the Credit Agreement, the Lenders constituting at least the Majority Lenders hereby appoint the Successor Agent as Administrative Agent under the Credit Agreement and the other Loan Documents. By its execution hereof, the Successor Agent hereby accepts such appointment and by its acceptance of such appointment, the Successor Agent hereby succeeds to and becomes vested with all the rights, powers, privileges and duties of the Resigning Agent in its capacity as Administrative Agent under the Credit Agreement. Notwithstanding the appointment of the Successor Agent as Administrative Agent, Truist Bank, in its capacity as a Lender under the Credit Agreement, shall have the same rights and powers under the Credit Agreement and any other Loan Document as any other Lender with respect to its Revolving Credit Commitment Amount and its Loans and may exercise the same as though it were not the Administrative Agent. In addition, the term “Lender” or “Lenders” in the Credit Agreement or any other Loan Document shall, at any time when Truist Bank is a Lender, unless the context otherwise indicates, include the Successor Agent in its individual capacity as a Lender. SECTION 2. Assignment. 2.1 Resigning Agent Assignment. 2.1.1 Upon the effectiveness of this Amendment, the Resigning Agent, solely in its capacity as Administrative Agent under the Credit Agreement and the other Loan Documents, hereby transfers, assigns, conveys and delivers, as of the Second Amendment Effective Date, to the Successor Agent, for the benefit of itself, the Lenders and the other Secured Parties, all of the Resigning Agent’s, right, title and interest in, to and under (i) the Credit Agreement and the other Loan Documents, (ii) any and all collateral granted to the Resigning Agent, for the benefit of the Lenders, the Administrative Agent and the other Secured Parties under any Loan Document and (iii) all proceeds of any and all of the foregoing (collectively, the “Assigned Items”); provided that the Resigning Agent expressly reserves all of its rights and benefits provided to it under Article 12 and Section 13.5 of the Credit Agreement in respect of any action taken or omitted to be taken by it while it was acting as the Administrative Agent under the Credit Agreement and the other Loan Documents. The Assigned Items are being assigned and transferred by the Resigning Agent to the Successor Agent without recourse and, except as expressly provided in Section 2.2 of this Amendment, without representation or warranty, express or implied, by the Resigning Agent. 2.1.2 The provisions of this Amendment to the contrary notwithstanding, the Successor Agent does not hereby assume any duties, obligations or liabilities of Resigning Agent for any period on or prior to the Second Amendment Effective Date, and the Successor Agent shall not have any liabilities, duties or obligations in respect of any acts or omissions by Resigning

MRC ENERGY COMPANY SECOND AMENDMENT PAGE 3 Agent for any period on or prior to the Second Amendment Effective Date. Further, the Resigning Agent does not hereby assume any duties, obligations or liabilities of Successor Agent for any period after the Second Amendment Effective Date, and the Resigning Agent shall not have any liabilities, duties or obligations in respect of any acts or omissions by Successor Agent for any period after the Second Amendment Effective Date. 2.2 Representations and Warranties. 2.2.1 The Resigning Agent represents and warrants to the Successor Agent that (i) the Resigning Agent is the owner and holder of the Assigned Items, (ii) the Resigning Agent’s interests in the Assigned Items are free and clear of any lien, encumbrance or other adverse claim and (iii) the Resigning Agent has full right, power and authority to transfer to the Successor Agent all of the Assigned Items and to execute and deliver this Amendment. 2.2.2 The Successor Agent represents and warrants to the Resigning Agent that (i) the Successor Agent has full right, power and authority to assume the Assigned Items and to execute and deliver this Amendment and (ii) the Successor Agent has made an independent decision to enter into this Amendment and to assume the Assigned Items, without reliance on any representation or warranty by the Resigning Agent, other than those representations and warranties expressly set forth herein. 2.2.3 Each Credit Party represents and warrants to the Resigning Agent and the Successor Agent that as of the Second Amendment Effective Date, both before and immediately after giving effect to this Amendment, such Credit Party has no right of setoff, defense or counterclaim against the enforcement of the Assigned Items. 2.3 UCC Financing Statements. The Resigning Agent and each Credit Party hereby authorize the Successor Agent to file UCC financing statement amendments and other assignment documents assigning all of the Resigning Agent’s right, title and interest in, to and under the Assigned Items to the Successor Agent. 2.4 Collateral. The Resigning Agent shall, at the Credit Parties’ expense, promptly, but in any event within ten (10) days after the Second Amendment Effective Date, deliver to the Successor Agent all of the collateral in the possession or control of the Resigning Agent, solely in its capacity as administrative agent for the Lenders under the Credit Agreement, including, without limitation, any stock and/or membership certificates (together with stock and/or membership interest powers with respect thereto) held by the Resigning Agent in connection with the Credit Agreement and any other Loan Documents. 2.5 Modification of Mortgages. Within sixty (60) days after the Second Amendment Effective Date (or such longer time as is acceptable to the Successor Agent in its sole discretion), the Resigning Agent and each Credit Party agrees to deliver to the Successor Agent assignments and/or amendments to each of the Mortgages as shall be reasonably requested by the Successor Agent to evidence the assignment of the Resigning Agent’s right, title and interest in, to and under the Mortgages to the Successor Agent, duly executed by the Resigning Agent, the Successor Agent and the appropriate Credit Parties and in form and substance reasonably satisfactory to the Successor Agent.

MRC ENERGY COMPANY SECOND AMENDMENT PAGE 4 2.6 Insurance Certificates. Within sixty (60) days after the Second Amendment Effective Date (or such longer time as is acceptable to the Successor Agent in its sole discretion), Borrower shall deliver to the Successor Agent (a) copies of standard insurance certificates issued to Successor Agent evidencing the insurance coverage required to be maintained by the Credit Parties pursuant to Section 7.5(d) of the Credit Agreement and (b) standard endorsements in favor of the Successor Agent naming the Successor Agent as additional insured with respect to relevant liability insurance policies and loss payee with respect to all casualty and property insurance policies insuring Collateral, in the case of each of the foregoing clauses (a) and (b), in form and substance reasonably satisfactory to the Successor Agent. 2.7 Further Assurance. The Resigning Agent agrees from time to time, at the Credit Parties’ expense, to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, instruments and filings that the Successor Agent may at any time reasonably deem necessary or desirable to carry out the intent and purposes set forth in Section 1 and Section 2 of this Amendment. SECTION 3. Consents and Waivers. 3.1 Appointment of Successor Agent. Each Credit Party hereby consents to the appointment by Lenders constituting at least the Majority Lenders of the Successor Agent as Administrative Agent under the Credit Agreement and the other Loan Documents pursuant to Section 1.2 of this Amendment. 3.2 Assignment. Each Lender and each Credit Party hereby consents to the assignment of the Assigned Items by the Resigning Agent to the Successor Agent pursuant to Section 2 of this Amendment. 3.3 Waivers. In furtherance of the foregoing, the Lenders hereby waive any prior notice requirement or waiting period prior to the effectiveness of each of the provisions of Sections 1 and 2 to this Amendment otherwise provided for in the Credit Agreement. SECTION 4. Amendments to Existing Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 7 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Credit Agreement shall be amended in the manner provided in this Section 4. 4.1 Cover Page. The Cover Page to the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with the Cover Page set forth on Exhibit B to this Amendment. 4.2 Introductory Paragraph. The introductory paragraph to the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows: This Fourth Amended and Restated Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is made as of November 18, 2021, by and among the lending entities from time to time party hereto (individually a “Lender,” and collectively “Lenders”), Truist Bank, as administrative agent for the Lenders (in

MRC ENERGY COMPANY SECOND AMENDMENT PAGE 5 such capacity, “Administrative Agent”), and MRC Energy Company, a Texas corporation (“Borrower”). 4.3 Amended Definition. The following definition set forth in Section 1.1 of the Existing Credit Agreement shall be and it hereby amended and restated in its entirety to read as follows: “Issuing Lender” means, collectively, Truist, Bank of America, PNC, KeyBank, RBC, and each other Lender appointed by the Borrower and approved by the Administrative Agent (not to be unreasonably withheld, conditioned or delayed) that agrees to act as an issuer of Letters of Credit hereunder, in each case, in its capacity as the issuer of Letters of Credit hereunder, and any successor designated by Borrower and the Revolving Credit Lenders. 4.4 Additional Definitions. The following definitions shall be and they hereby are added to Section 1.1 of the Existing Credit Agreement in alphabetical order: “Bank of America” means Bank of America, N.A., and its successors or assigns in accordance with the terms of this Agreement. “KeyBank” means KeyBank National Association, and its successors or assigns in accordance with the terms of this Agreement. “PNC” means PNC Bank, National Association, and its successors or assigns in accordance with the terms of this Agreement. “Second Amendment Effective Date” means March 31, 2023. 4.5 Revolving Credit Allocations. Schedule 1.2 of the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 1.2 to this Amendment. 4.6 Notices. Schedule 13.6 of the Existing Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 13.6 to this Amendment. SECTION 5. Reaffirmation of Borrowing Base; Elected Commitments. This Amendment shall constitute notice of a redetermination of the Borrowing Base pursuant to Section 4.2 of the Credit Agreement, and the Administrative Agent, the Lenders constituting at least the Supermajority Lenders and the Borrower hereby acknowledge that effective as of the date hereof (i) the Borrowing Base shall be reaffirmed at $2,250,000,000 and (ii) the Revolving Credit Aggregate Commitment shall be $1,250,000,000, and such reaffirmed Borrowing Base shall remain in effect until the date the Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The reaffirmation of the Borrowing Base contained in this Section 2 shall constitute the Determination Date to occur on or about May 1, 2023. SECTION 6. New Lenders and Reallocation and Increase of Revolving Credit Commitment Amounts. The Lenders have agreed among themselves to reallocate their respective Revolving Credit Commitment Amounts, and to, among other things, (a) allow certain financial institutions

MRC ENERGY COMPANY SECOND AMENDMENT PAGE 6 identified by Truist Securities, Inc., in its capacity as a Joint Lead Arranger, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) and (b) to permit one or more of the Lenders to increase their respective Revolving Credit Commitment Amounts (each, an “Increasing Lender”). Each of the Administrative Agent and the Borrower hereby consent to (i) the reallocation of the Revolving Credit Commitment Amounts, (ii) each New Lender’s agreement to provide a Revolving Credit Commitment Amount and (iii) the increase in each Increasing Lender’s Revolving Credit Commitment Amount. On the date this Amendment becomes effective and after giving effect to such reallocation and assignment and increase of the Revolving Credit Aggregate Commitment, the Revolving Credit Commitment Amount of each Lender shall be as set forth on Schedule 1.2 to this Amendment. Each Lender hereby consents to the Revolving Credit Commitment Amount set forth on Schedule 1.2 to this Amendment. The reallocation of the Revolving Credit Commitment Amounts among the Lenders and the acquisition by each New Lender of an interest in the Revolving Credit Aggregate Commitment, shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit D to the Credit Agreement as if the Lenders, including each New Lender, had executed an Assignment and Assumption with respect to such reallocation. The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 13.7(b)(iv) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 6. To the extent requested by any Lender, and in accordance with Section 11.1 of the Existing Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 11.1 of the Existing Credit Agreement, any amounts required to be paid by the Borrower under Section 11.1 of the Existing Credit Agreement in the event the payment of any principal of any SOFR Advance or the conversion of any SOFR Advance other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3. Each New Lender agrees that it shall be deemed to be, and hereby becomes on the date of effectiveness of this Amendment, a party in all respects to the Credit Agreement and the other Loan Documents to which all the Lenders are party and each shall have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents. SECTION 7. Conditions. The resignation of the Resigning Agent and the appointment of the Successor Agent contained in Section 1 of this Amendment, the assignment contained in Section 2 of this Amendment, the consents and waivers contained in Section 3 of this Amendment, the amendments to the Credit Agreement contained in Section 4 of this Amendment, the reaffirmation of the Borrowing Base and increase of the Commitments contained in Section 5 of this Amendment, and the reallocation and increase of the Commitments contained in Section 6 of this Amendment, in each case, shall be effective upon the satisfaction of each of the conditions set forth in this Section 7. 7.1 Execution and Delivery. The Administrative Agent shall have received a duly executed counterpart of (a) this Amendment signed by the Borrower, the Majority Lenders, the New Lenders, the Increasing Lenders, the Resigning Agent and the Successor Agent and (b) the Consent and Reaffirmation attached hereto signed by each Guarantor. 7.2 No Default. No Default or Event of Default shall have occurred and be continuing.

MRC ENERGY COMPANY SECOND AMENDMENT PAGE 7 7.3 Fees. The Administrative Agent shall have received evidence reasonably satisfactory to it that all fees separately agreed upon by the Borrower and the applicable recipients thereof in connection with this Amendment have been paid by the Borrower. 7.4 Notes. The Administrative Agent shall have received Notes duly executed by the Borrower for each Lender that requests a Note in accordance with Section 2.2(e) of the Credit Agreement. 7.5 Other Documents. The Successor Agent and the Resigning Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Successor Agent, the Resigning Agent or their respective special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance reasonably satisfactory to the Successor Agent or the Resigning Agent, as applicable. SECTION 8. Post-Closing Obligations. 8.1 Request for Revolving Credit Advance. Notwithstanding Section 2.3(b) of the Credit Agreement to the contrary, the Borrower may deliver to the Administrative Agent, prior to 1:00 p.m. (Dallas, TX time) on April 3, 2023, a duly executed Request for Revolving Credit Advance in accordance with Section 2.3(a) of the Credit Agreement with respect to a Revolving Credit Advance to be made prior to the closing of the Acquisition (as defined below) (the “Specified Advance”). 8.2 Mandatory Prepayment. In the event that the Borrower fails to consummate the proposed acquisition of, directly or indirectly, all of the equity interests (the “Acquisition”) of Advance Energy Partners Holdings, LLC and all subsidiaries thereof pursuant to that certain Securities Purchase Agreement dated as of January 24, 2023 by and among AEP EnCap HoldCo, LLC and Ameradvance Management LLC, as sellers, and Advance Energy Partners Holdings, LLC, as company, and MRC Hat Mesa, LLC, as purchaser, and the other parties party thereto, as in effect as of the date of this Amendment, together will all other agreements, exhibits, schedules, annexes, disclosure letters and related documents with respect to the Acquisition, in each case, as in effect as of the date of this Amendment, on April 6, 2023 or within three (3) Business Days following April 6, 2023 (the “Specified Advance Repayment Deadline”), the Borrower shall immediately on the Business Day following the Specified Advance Repayment Deadline, prepay, subject to any funding indemnification amounts required by Section 11.1 of the Credit Agreement, the principal amount of the Specified Advance, together with accrued but unpaid interest thereon to the date of prepayment, which prepayment shall be applied pursuant to Section 2.10(e) of the Credit Agreement. SECTION 9. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows: 9.1 Reaffirmation of Representations and Warranties. After giving effect to the amendments herein, each representation and warranty of the Borrower, the Parent and each other Credit Party contained in the Credit Agreement and in each of the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof (without duplication of any materiality qualifier contained therein), except to the extent any such representations and

MRC ENERGY COMPANY SECOND AMENDMENT PAGE 8 warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date. 9.2 Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower, the Parent and each other Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate, limited liability company or limited partnership, as applicable, powers, have been duly authorized by necessary corporate action by such Credit Party, require no action by or in respect of, or filing with, any court or agency of government (except for the recording and filing of Collateral Documents and financing statements) and (a) do not violate in any material respect any Requirement of Law, (b) are not in contravention of the terms of any material Contractual Obligation, indenture, agreement or undertaking to which such Credit Party is a party or by which it or its properties are bound where such violation could reasonably be expected to have a Material Adverse Effect, and (c) do not result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted by Section 8.2 of the Credit Agreement and otherwise as permitted in the Credit Agreement. 9.3 Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) equitable principles of general application. 9.4 No Default. No Default or Event of Default has occurred and is continuing. SECTION 10. Miscellaneous. 10.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by the Borrower. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of the Borrower, the Parent or any other Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof, except as amended and modified hereby. 10.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. 10.3 Further Assurances. The Borrower covenants and agrees from time to time, as and when reasonably requested by the Administrative Agent or the Lenders, to execute and deliver or cause to be executed or delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent or the Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment. 10.4 Legal Expenses. The Borrower hereby agrees to pay all reasonable and documented out-of-pocket fees and expenses of special counsel to the Administrative Agent

MRC ENERGY COMPANY SECOND AMENDMENT PAGE 9 incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents. 10.5 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment. 10.6 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. 10.7 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof. 10.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas. 10.9 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 10.10 Reference to and Effect on the Loan Documents. (a) This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment. (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver of any provision of any of the Loan Documents. [Signature pages follow.]

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written. BORROWER: MRC ENERGY COMPANY, as Borrower By: /s/ Craig N. Adams Name: Craig N. Adams Title: Executive Vice President

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE SUCCESSOR AGENT: TRUIST BANK, as Successor Agent By: /s/ Ben Brown Name: Ben Brown Title: Director

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE RESIGNING AGENT: ROYAL BANK OF CANADA, as Resigning Agent By: /s/ Susan Khokher Name: Susan Khokher Title: Manager, Agency

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE LENDERS: TRUIST BANK, as a Lender and as an Issuing Lender By: /s/ Ben Brown Name: Ben Brown Title: Director

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE ROYAL BANK OF CANADA, as a Lender and as an Issuing Lender By: /s/ Don J. McKinnerney Name: Don J. McKinnerney Title: Authorized Signatory

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE BANK OF AMERICA, N.A., as a Lender and as an Issuing Lender By: /s/ Christopher Baethge Name: Christopher Baethge Title: Vice President

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE COMERICA BANK, as a Lender By: /s/ Cassandra Lucas Name: Cassandra Lucas Title: Vice President

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender By: /s/ Joe Lattanzi Name: Joe Lattanzi Title: Managing Director

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE FIRST HORIZON BANK, a Tennessee State Bank, as a Lender By: /s/ Moni Collins Name: Moni Collins Title: SVP – Energy Lending

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE PNC BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Lender By: /s/ Kyle T. Helfrich Name: Kyle T. Helfrich Title: Senior Vice President

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE CATHAY BANK, as a Lender By: /s/ Dale T. Wilson Name: Dale T. Wilson Title: Senior Vice President

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE KEYBANK NATIONAL ASSOCIATION, as a Lender and as an Issuing Lender By: /s/ George McKean Name: George McKean Title: Senior Vice President

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Beth Johnson Name: Beth Johnson Title: Senior Vice President

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE ZIONS BANCORPORATION, N.A. dba Amegy Bank, as a Lender By: /s/ Jim McSorley Name: Jim McSorley Title: Senior Vice President – Amegy Bank Division

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE MUFG BANK, LTD., as a Lender By: /s/ Traci Bankston Name: Traci Bankston Title: Authorized Signatory

MRC ENERGY COMPANY SECOND AMENDMENT SIGNATURE PAGE BOKF, NA dba Bank of Texas, as a New Lender By: /s/ Drew Krittenbrink Name: Drew Krittenbrink Title: Vice President

MRC ENERGY COMPANY SECOND AMENDMENT CONSENT AND REAFFIRMATION CONSENT AND REAFFIRMATION Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Fourth Amended and Restated Credit Agreement (the “Second Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) consents to the terms of the Second Amendment; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Indebtedness pursuant to the terms of the Guaranty or the Liens granted by it pursuant to the terms of the other Loan Documents to which it is a party securing payment and performance of the Indebtedness, (v) reaffirms that the Guaranty and the other Loan Documents to which it is a party and such Liens are and shall continue to remain in full force and effect and are hereby ratified and confirmed in all respects and (vi) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, (x) all of the representations and warranties made by it in each of the Loan Documents to which it is a party are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date, and (y) after giving effect to the Second Amendment, no Default or Event of Default has occurred and is continuing. Although each Guarantor has been informed of the matters set forth in the Second Amendment and has acknowledged and agreed to same, each Guarantor understands that neither the Administrative Agent nor any of the Lenders have any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers to the Credit Agreement for the Guaranty and other Loan Documents to which it is a party to remain in full force and effect, and nothing herein shall create such duty or obligation. [SIGNATURE PAGES FOLLOW]

MRC ENERGY COMPANY SECOND AMENDMENT CONSENT AND REAFFIRMATION SIGNATURE PAGE IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Second Amendment. GUARANTORS: MATADOR RESOURCES COMPANY LONGWOOD GATHERING AND DISPOSAL SYSTEMS GP, INC. MRC PERMIAN COMPANY MATADOR PRODUCTION COMPANY MRC ROCKIES COMPANY WR PERMIAN, LLC MRC PERMIAN LKE COMPANY, LLC LONGWOOD MIDSTREAM HOLDINGS, LLC MRC ENERGY SOUTHEAST COMPANY, LLC MRC ENERGY SOUTH TEXAS COMPANY, LLC DELAWARE WATER MANAGEMENT COMPANY, LLC LONGWOOD MIDSTREAM DELAWARE, LLC LONGWOOD MIDSTREAM SOUTHEAST, LLC LONGWOOD MIDSTREAM SOUTH TEXAS, LLC SOUTHEAST WATER MANAGEMENT COMPANY, LLC MRC DELAWARE RESOURCES, LLC By: /s/ Craig N. Adams Name: Craig N. Adams Title: Executive Vice President LONGWOOD GATHERING AND DISPOSAL SYSTEMS, LP By: Longwood Gathering and Disposal Systems GP, Inc., its General Partner By: /s/ Craig N. Adams Name: Craig N. Adams Title: Executive Vice President

MRC ENERGY COMPANY SECOND AMENDMENT EXHIBIT A EXHIBIT A Cover Page FOURTH AMENDED AND RESTATED CREDIT AGREEMENT Dated as of November 18, 2021 MRC ENERGY COMPANY, as Borrower, THE LENDING ENTITIES FROM TIME TO TIME PARTIES HERETO, as Lenders, and TRUIST BANK, as Administrative Agent TRUIST SECURITIES, INC., BANK OF AMERICA, N.A., KEYBANC CAPITAL MARKETS INC., PNC CAPITAL MARKETS LLC, RBC CAPITAL MARKETS, and BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Joint Lead Arrangers and Joint Bookrunners, and BANK OF AMERICA, N.A., KEYBANK NATIONAL ASSOCIATION, and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents, and ROYAL BANK OF CANADA, and BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Co-Documentation Agents

MRC ENERGY COMPANY SECOND AMENDMENT SCHEDULE 1.2 Schedule 1.2 Percentages and Allocations1 Revolving Credit LENDERS REVOLVING CREDIT ALLOCATIONS REVOLVING CREDIT PERCENTAGE Truist Bank $181,500,000.00 Letter of Credit Commitment: $25,000,000.00 14.5200000000% Bank of America, N.A. $175,000,000.00 Letter of Credit Commitment: $25,000,000.00 14.0000000000% KeyBank National Association $175,000,000.00 Letter of Credit Commitment: $25,000,000.00 14.0000000000% PNC Bank, National Association $175,000,000.00 Letter of Credit Commitment: $25,000,000.00 14.0000000000% The Bank of Nova Scotia, Houston Branch $100,000,000.00 8.0000000000% Royal Bank of Canada $90,000,000.00 Letter of Credit Commitment: $0.00 7.2000000000% MUFG Bank, Ltd. $75,000,000.00 6.0000000000% Comerica Bank $75,000,000.00 6.0000000000% U.S. Bank National Association $58,500,000.00 4.6800000000% First Horizon Bank $40,000,000.00 3.2000000000% Zions Bancorporation, N.A., dba Amegy Bank $40,000,000.00 3.2000000000% BOKF, NA dba Bank of Texas $35,000,000.00 2.8000000000% Cathay Bank $30,000,000.00 2.4000000000% TOTALS $1,250,000,000.00 100.0000000000% 1 As of the Second Amendment Effective Date.

MRC ENERGY COMPANY SECOND AMENDMENT SCHEDULE 13.6 Schedule 13.6 NOTICES If to Borrower: MRC Energy Company Attention: Treasurer 5400 LBJ Freeway Suite 1500 Dallas, Texas 75240 Fax: (972) 371-5201 Email: treasury@matadorresources.com With a copy to: MRC Energy Company Attention: Michael Frenzel 5400 LBJ Freeway Suite 1500 Dallas, Texas 75240 Fax: (214) 866-4821 Email: mfrenzel@matadorresources.com If to Administrative Agent: Truist Bank, as Agent 3333 Peachtree Road Atlanta, GA 30308 Attn: Ben Brown Email: Ben.Brown@truist.com With a copy to: Norton Rose Fulbright US LLP 2200 Ross Avenue, Suite 3600 Dallas, Texas 75201 Attn: Benjamin Ratliff, Esq. Email: benjamin.ratliff@nortonrosefulbright.com